Exhibit 99.3



                            CERTIFICATION PURSUANT TO
                              U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment to the Annual Report of KeySpan Corporation (the "Corporation") on Form 10-K/A for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert B. Catell, Chairman and Chief Executive Officer of the Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.


                                                    /s/ Robert B. Catell
                                                    --------------------
                                                    Name: Robert B. Catell
                                                    Title: Chairman and Chief
                                                           Executive Officer
                                                    Date: July 24, 2003


Note: A signed original of this written statement required by Section 906 has been provided to KeySpan Corporation and will be retained by KeySpan Corporation and furnished to the Securities and Exchange Commission or its staff upon request.